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                                                                    EXHIBIT 10.3


                FIRST AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT (the "Amendment") to the Executive Employment Agreement dated as of September 1, 1998 between PetroQuest Energy, Inc., a Delaware corporation (the "Company"), and Ralph J. Daigle (the "Employee") is made and entered into this 30th day of July, 1999 between the Company and the Employee. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Employment Agreement as defined herein.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Employee entered into an Executive Employment Agreement dated as of September 1, 1998 (the "Employment Agreement") providing for the employment of the Employee by the Company in an executive capacity;

         WHEREAS, the Company and the Employee entered into a Termination Agreement dated as of December 16, 1998 (the "Termination Agreement") providing for the payment of severance benefits to the Employee by the Company upon a change in control of the Company and consequent actual or constructive termination of the Employee's employment by the Company (a "Change in Control Termination");

         WHEREAS, through the Termination Agreement, the Company and the Employee desired to provide for a maximum of two years of severance benefits to the Employee by the Company upon a Change in Control Termination;

         WHEREAS, the Employment Agreement, when read in conjunction with the Termination Agreement, could be interpreted to provide in certain instances for more than two years of severance benefits to the Employee by the Company upon a Change in Control Termination; and

         WHEREAS, the Company and the Employee desire to amend the Employment Agreement to reflect the true intentions of the Company and the Employee.

         NOW, THEREFORE, the Company and the Employee hereby amend the Employment Agreement as follows:

1. A new definition is added to Section 1 of the Employment Agreement following the definition of "Notice of Termination" as follows:

         Termination Agreement means the Termination Agreement dated as of December 16, 1998 between the Company and the Employee.


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2.       A new Section 6.4 is added to the Employment Agreement as follows:

         6.4 Termination of Employment Following a Change in Control. Notwithstanding the provisions of Section 6.3 hereof to the contrary, if the Employee's employment by the Company is terminated by the Company in accordance with the terms of Section 4 of the Termination Agreement and the Employee is entitled to benefits provided in Section 5 of the Termination Agreement, the Company shall pay to the Employee, in a lump sum in cash within 30 days after the Date of Termination, the aggregate of the Employee's Base Salary (as in effect on the Date of Termination) through the Date of Termination, if not theretofore paid, and, in the case of compensation previously deferred by the Employee, all amounts of such compensation previously deferred and not yet paid by the Company. Except with respect to the obligations set for forth in the Termination Agreement, notwithstanding any provisions herein to the contrary, all other obligations of the Company and rights of the Employee hereunder shall terminate effective as of the Date of Termination.

3. Except as otherwise amended hereby, the Employment Agreement remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have executed this Amendment as of the date first written above.

                                      PETROQUEST ENERGY, INC.


                                      By:  /s/ Charles T. Goodson
                                         ---------------------------------------
                                           Charles T. Goodson,
                                           President and Chief Executive Officer


                                      EMPLOYEE:


                                           /s/ Ralph J. Daigle
                                         ---------------------------------------
                                           Ralph J. Daigle


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